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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 14, 2001


                                IOS CAPITAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-27141                23-2493042
----------------------------        -----------------          --------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)




                         1738 Bass Road, Macon, GA 31210
                -------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (478) 471-2300
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)
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                                                                               2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

         Pursuant to its Registration Statement on Form S-3 (File No. 333-27141) IOS Capital, Inc. will issue $250,000,000 in aggregate principal amount of its 9.750% Notes due 2004 (the "Notes"), on June 15, 2001. The following Exhibits are being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes:

1.2 Underwriting Agreement, dated June 12, 2001, among the Issuer and Lehman Brothers Inc., as the Underwriters.

4.3 Second Supplemental Indenture, dated as of June 12, 2001, among the Issuer and The Chase Manhattan Bank, as Trustee.

23.3     Consent of PricewaterhouseCoopers LLP.
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                                                                               3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

IOS Capital, Inc.

By: /s/ J.F. Quinn
Name: J.F. Quinn
Title: Treasurer

Dated: June 15, 2001
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                                                                               4

EXHIBIT INDEX

Exhibit No.    Description

1              Form of Distribution Agreement. *

1.2 Underwriting Agreement, dated June 12, 2001, among the Issuer and Lehman Brothers Inc., as the Underwriters.

4.1 Indenture between the Registrant and The Chase Manhattan Bank (formerly Chemical Bank), as Trustee. **

4.2 Form of First Supplemental Indenture between the Registrant and The Chase Manhattan Bank, as Trustee. *

4.3 Second Supplemental Indenture, dated as of June 12, 2001, among the Issuer and The Chase Manhattan Bank, as Trustee.

5 Opinion of William F. Drake, Jr., General Counsel of IKON Office Solutions, Inc., as to legality of the Debt Securities being registered. *

12.1 IKON Capital, Inc. Statement Setting Forth Computation of Ratio of Earnings to Fixed Charges. *

12.2 IKON Office Solutions, Inc. and Subsidiaries Statement Setting Forth Computation of Ratio of Earnings to Fixed Charges. *

12.3 IKON Office Solutions, Inc. and Subsidiaries Statement Setting Forth Computation of Ratio of Earnings to Fixed Charges (Excluding Captive Finance Subsidiaries). *

23.1 Consent of William F. Drake, Jr., General Counsel of IKON Office Solutions, Inc. (included in Exhibit 5). *

23.2           Consent of Ernst & Young LLP. *

23.3           Consent of PricewaterhouseCoopers LLP.

25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank. *

* Previously filed as Exhibits to the Company's Registration Statement on Form S-3, file no 333-27141

** Previously filed as Exhibit 4 to the Company's Registration Statement on Form S-3, file no 33-59227.